UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2025

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, New York	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CARV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2025, Carver Federal Savings Bank (the “Bank”), the wholly-owned subsidiary of Carver Bancorp, Inc. (the “Company”), entered into a formal written agreement (the “Formal Agreement”) with the Office of the Comptroller of the Currency (the “OCC”). The Formal Agreement specifically provides that the Bank will take the following actions within the time frames specified in the Formal Agreement:

•
Establish a Compliance Committee of its Board of Directors to specifically monitor and oversee the Bank’s compliance with the Formal Agreement. This committee has already been established and is actively underway;

•
Prepare a three-year strategic plan for the OCC’s review, with such strategic plan to establish objectives specifically focusing on the Bank’s earnings performance that will include measures for growth, capital, liquidity and balance sheet mix; and

•	Prepare an earnings program for the OCC’s review designed to improve and sustain the earnings of the Bank.

The Formal Agreement specifically addresses the items referenced above through a new three-year strategic plan. The Bank’s board of directors and management will address these provisions within the required time frames. Further, the Bank’s board of directors and management are fully committed to, as expeditiously as possible, achieving sustainable earnings through a more robust and viable strategic plan, which are part of the Bank’s new ongoing operations and actions under the leadership of its new Chief Executive Officer.

The foregoing description of the Formal Agreement is qualified in its entirety by reference to the Formal Agreement issued to the Bank, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.
	Exhibit No.	Description

	10.1	Formal Agreement, by and between Carver Federal Savings Bank and the Office of the Comptroller of the Currency, dated May 14, 2025

	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: May 16, 2025	By:	/s/ Donald Felix
Donald Felix
Chief Executive Officer